[LOGO]


PBHG Insurance Series Fund, Inc.
Annual Report     December 31, 1999



o  PBHG Growth II Portfolio
o  PBHG Large Cap Value Portfolio
o  PBHG Select 20 Portfolio
o  PBHG Small Cap Value Portfolio
o  PBHG Technology & Communications Portfolio

LOGO PBHG Insurance Series Fund, Inc.
     ---------------------------------------------------------------------------
     PBHG Growth II Portfolio

Dear Shareholder,

The PBHG Insurance Series Fund, Inc. - PBHG Growth II Portfolio returned 49.97% for the fourth quarter and 98.19% for the full year, 1999. This compares with the Russell Midcap Growth Index return of 39.48% and 51.31% for the fourth quarter and year, respectively.

The key factors that led to the favorable results in the fourth quarter were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Midcap Growth Index of 51.31% vs. -0.10% for the Russell Midcap Value Index. Second, we overweighted the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Portfolio outperformed the stocks held in the benchmark. This was especially true in the technology sector, where the Portfolio's technology holdings significantly outperformed those technology stocks represented in the Russell Midcap Growth Index. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe those returns can be consistently achieved. In addition, the returns of the Portfolio's holdings in the consumer, healthcare, industrial and services sectors well exceeded those of the benchmark.

Top Five Holdings as of December 31, 1999     Top Five Sectors
-----------------------------------------     ---------------------------------
Infospace.com                       2.9%      Technology                  49.6%
Verisign                            2.8%      Consumer Cyclical           13.5%
Emulex                              2.6%      Healthcare                   8.5%
Medimmune                           2.6%      Services                     8.2%
JDS Uniphase                        2.6%      Industrial                   4.9%

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. However, L. Keith Mullins of Salomon Smith Barney predicts a "significant rotation by institutional capital" into small- and mid-cap stocks. If institutional investors begin to rotate more assets out of large-caps and retail investors continue their shift to small- and mid-caps, we believe small- and mid-cap stocks could enjoy a second year of strong performance.

In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.

Sincerely,

/s/ Jeffrey  A. Wrona
---------------------
Jeffrey A. Wrona, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Growth II Portfolio

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                  Annualized
                                               One Year          Inception to
                                                Return              Date(2)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio                        98.19%              36.70%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
         PBHG Growth II Portfolio versus the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Average

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                PBHG                  Russell                  Lipper
              Growth II            Midcap Growth           Mid-Cap Growth
              Portfolio               Index(3)            Funds Average(4)
              ---------            -------------          ----------------
 4/30/97       $10000                  $10000                  $10000
                10090                   10896                   11209
 6/30/97        10450                   11198                   11687
                11300                   12269                   12639
                10960                   12150                   12602
 9/30/97        11440                   12765                   13554
                10830                   12125                   12830
                10580                   12252                   12620
12/31/97        10750                   12413                   12715
                10380                   12189                   12513
                11250                   13335                   13627
 3/31/98        11710                   13894                   14323
                12140                   14083                   14461
                11240                   13504                   13650
 6/30/98        11840                   13886                   14299
                10950                   13291                   13517
                 8430                   10754                   10754
 9/30/98         9320                   11568                   11537
                 9720                   12419                   12064
                10240                   13257                   13025
12/31/98        11630                   14630                   14636
                12620                   15069                   15230
                11490                   14332                   14155
 3/31/99        12460                   15130                   15215
                13380                   15820                   15824
                13190                   15616                   15783
 6/30/99        14550                   16706                   17040
                14550                   16175                   16781
                15170                   16006                   16763
 9/30/99        15370                   15870                   17100
                16850                   17098                   18574
                18550                   18868                   20812
12/31/99        23050                   22135                   24587

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Growth II Portfolio commenced operations on April 30, 1997.
(3) The Russell Midcap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation.The Index is not intended to imply the Portfolio's past or future performance.
(4) The Lipper Mid-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

Dear Shareholder,

In 1992, Bill Clinton rallied voters with the slogan, "It's the economy, stupid!" In 1999, the stock market rallied on the slogan, "It's the earnings (or lack of them), stupid!" A Merrill Lynch study found that, on the New York Stock Exchange, stocks with no earnings were up 52% in 1999, while stocks with earnings actually declined 2% for the year. This type of market created a very difficult year for value managers, as is evidenced by the disparate returns of growth and value.

The S&P 500 Index rose 7.70% and the Russell 1000 Growth Index rose 20.54%, however, the Russell 1000 Value Index declined 4.90% for the six months ended December 31, 1999. For the full year 1999, the S&P 500 climbed 21.03% and the Russell 1000 Growth Index soared 33.14%, while the Russell 1000 Value Index rose 7.34%. Remarkably, the S&P 500 has risen by more than 20% per annum for a record five straight years.

We believe the reason for the disparity lies almost entirely in the stock market's intense interest in the technology sector. Many technology stocks with strong revenue and earnings growth have risen very dramatically this year. The Nasdaq Composite Index, with its heavy concentration of technology stocks, rose an amazing 48.27% for the fourth quarter of 1999 alone.

This narrow market, which focused on highly valued technology stocks and stocks without earnings, challenged the resolve of even the most stalwart value investors. For the six months ending December 31, 1999, the Large Cap Value Portfolio returned -0.33%, underperforming the S&P 500 Index by 8.03%, but outperforming the Russell 1000 Value Index by 4.57%. For the twelve months ended December 31, 1999, the Portfolio returned 8.89%, underperforming its benchmark, the S&P 500 Index by 12.14%, but outpacing the Russell 1000 Value by 1.55%. Our underweighted position in technology, and our overweighted positions in both the pharmaceutical sector and the telecommunications services sector were the major reasons why we trailed the S&P 500 in the second half of 1999.

While a Federal Reserve interest rate increase is almost certain in early 2000, inflation should remain under control, allowing for an upward bias for the equity markets throughout the year. While we continue to invest in reasonably priced technology companies, we are also finding companies with strong earnings prospects and reasonable valuations in many other sectors of the economy, namely, pharmaceuticals, telecommunications services, financials, and foods. This abundance of attractively priced groups offers hope that value investing will return in 2000.

Thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

Sincerely,


/s/ Raymond J. McCaffrey
---------------------------------
Raymond J. McCaffrey, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                 One Year        Inception to
                                                  Return            Date(2)
--------------------------------------------------------------------------------
   PBHG Large Cap Value Portfolio                  8.89%           22.93%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
                PBHG Large Cap Value Portfolio versus the Lipper
              Multi-Cap Value Funds Average and the S&P 500 Index.



                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                    PBHG                    Lipper
                  Large Cap             Multi-Cap Value              S&P 500
               Value Potfolio           Funds Average(3)             Index(4)
               --------------           ----------------             -------
10/28/97           $10000                   $10000                   $10000
                    10200                    10214                    10463
12/31/97            10440                    10383                    10642
                    10440                    10328                    10760
                    11111                    11044                    11535
 3/31/98            11642                    11517                    12125
                    11862                    11568                    12247
                    11862                    11310                    12037
 6/30/98            12022                    11339                    12526
                    11956                    10947                    12393
                    10284                     9312                    10603
 9/30/98            11115                     9743                    11282
                    12387                    12200                    10507
                    13298                    10984                    12940
12/31/98            14403                    11333                    13365
                    14656                    11367                    14258
                    14060                    11021                    13814
 3/31/99            14424                    11311                    14367
                    14827                    12171                    14924
                    14898                    12122                    14571
 6/30/99            15736                    12547                    15380
                    15403                    12176                    14900
                    15140                    11803                    14826
 9/31/99            14950                    11338                    14419
                    15714                    11744                    15332
                    15983                    11823                    15643
12/31/99            15683                    12192                    16565

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Large Cap Value Portfolio commenced operations on October 28, 1997.
(3) The Lipper Multi-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.
(4) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Select 20 Portfolio

Dear Shareholder,

The PBHG Insurance Series Fund, Inc. - PBHG Select 20 Portfolio returned 74.31% for the quarter ended December 31, 1999. This compares favorably to the returns for the quarter of the Portfolio's benchmark, the S&P 500 Index at 14.88% and the Russell 1000 Growth Index at 25.1%. The outperformance for the quarter was provided by a strong showing in December when the Portfolio returned 31.6%, compared to 5.9% for the S&P 500 Index and 10.4% for the Russell 1000 Growth Index. For the full year 1999, the Portfolio returned 100.61%, versus 21.0% for the S&P 500 Index and 33.1% for the Russell 1000 Growth Index. Since inception on September 25, 1997, the Portfolio has produced an annualized return of 68.7%, compared to an annualized return of 23.8% for the S&P 500 Index for the same time period.

The fourth quarter of 1999 was clearly an extraordinary period for technology stocks. The Portfolio was well positioned for this move in the market. Technology companies comprised the largest sector concentration of the Select 20 Portfolio and, once again, it was the biggest contributor to performance. The top five performers in the fourth quarter were all technology stocks, and interestingly, they all returned over 100% for the quarter. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe those returns can be consistently achieved.

At December 31, 1999, the Portfolio's holdings were divided among five economic sectors: technology, 68.1%; consumer, 16.3%; healthcare, 4.0%; industrial, 3.2%; financial, 2.5%. The technology weighting in the Portfolio increased sequentially by 200 basis points primarily due to price appreciation.

Clearly, investors favored large-cap growth and technology stocks in 1999. Determining factors seemed to be sustainable, above-average growth rates in an expanding economic environment and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by the companies in which we invested, we think these two factors also contributed to the Portfolio's performance over the course of 1999.

The market is currently factoring in a 0.25% rate hike by the Federal Reserve during their meeting in early February. More than likely, the Federal Reserve will adopt a tightening bias towards future interest rate hikes. The Fed had provided substantial liquidity in preparation for Y2K that now needs to be removed. The labor market continues to remain very tight by historical standards and compensation growth is showing signs of accelerating in response. On the other hand, productivity growth could continue to move higher, which should take some needed pressure off this tight labor situation. A rising interest rate environment generally creates a stiff wind against equity market performance. However, whatever the economic environment, we remain steadfast in our belief that focusing on companies with strong revenue and earnings growth prospects continues to be the most profitable long-term investment strategy.

Thank you for the confidence you've shown in Pilgrim Baxter & Associates, Ltd. and in your continued investment in the PBHG Select 20 Portfolio.

Sincerely,


/s/ Michael S. Sutton
----------------------
Michael S. Sutton, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Select 20 Portfolio

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                    One Year       Inception to
                                                     Return           Date(2)
--------------------------------------------------------------------------------
    PBHG Select 20 Portfolio                         100.61%          68.69%
--------------------------------------------------------------------------------

          Comparison of Change in the Value of a $10,000 Investment in
              the PBHG Select 20 Portfolio versus the S&P 500 Index
                  and the Lipper Large-Cap Growth Funds Average

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                PBHG                                           Lipper
              Select 20               S&P 500            Large-Cap Growth
              Portfolio               Index(3)            Funds Average(4)
              ---------               --------           -----------------
 9/25/97       $10000                  $10000                  $10000
                 9629                    9666                    9644
                 9679                   10113                    9886
12/31/97        10050                   10287                    9998
                10220                   10401                   10165
                11353                   11150                   10975
 3/31/98        11994                   11721                   11492
                12234                   11839                   11681
                11964                   11636                   11407
 6/30/98        13176                   12108                   12130
                13247                   11979                   12061
                11042                   10249                   10083
 9/30/98        12626                   10906                   10801
                12876                   11793                   11513
                13778                   12508                   12345
12/31/98        16333                   13229                   13677
                17726                   13782                   14621
                16543                   13354                   14024
 3/31/99        17966                   13888                   14864
                17305                   14426                   14881
                16734                   14085                   14376
 6/30/99        17906                   14867                   15420
                17445                   14403                   14951
                18187                   14331                   14985
 9/30/99        18798                   13939                   14851
                20862                   14820                   15929
                24890                   15122                   16824
12/31/99        32766                   16012                   18792


----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Select 20 Portfolio commenced operations on September 25, 1997.
(3) The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity markets. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
(4) The Lipper Large-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

Dear Shareholder,

Pilgrim Baxter's value process looks beyond those companies whose sole attribute is traditional low valuation (so called 'deep discount' which are often securities found in the Russell 2000 Value Index). Likewise, our value process excludes those companies with high valuations that have discounted perfect operational execution (there are many of these out there and are not limited to a particular benchmark). With the goal of outperforming the Portfolio's benchmark, the Russell 2000 Index, as well as the Russell 2000 Value Index over a three to five year market cycle, while remaining competitive on a quarterly basis, we do invest in small companies that we perceive to have value beyond that discounted in the current market price.

Performance

The following table summarizes the PBHG Insurance Series Fund, Inc. - PBHG Small Cap Value Portfolio's performance versus that of its benchmark, the Russell 2000 Index as well as the Russell 2000 Value Index for the fourth quarter and the year ended December 31, 1999.

         ----------------------------------------------------
                               Total Return
                                             Period Ending
                                                12/31/99
                                         Q4:99          1999
         ----------------------------------------------------
         PBHG Small Cap Value            14.2%          15.9%
         Portfolio
         Russell 2000 Index              18.5%          21.3%
         Russell 2000 Value Index         1.5%          (1.5)%
         ----------------------------------------------------

Market and Sector Impacts

During the fourth quarter, the market environment continued to narrow in focus and, in our opinion, quality. Despite the market's limited focus, we continued to follow our discipline of owning a diversified portfolio of those companies possessing solid long-term growth prospects, improving business fundamentals and reasonable valuations.

As it was for all of 1999, technology was "the place to be" during the fourth quarter. As a result, the sector was a major factor in our performance relative to the Russell 2000 and Russell 2000 Value Indices. The technology sector returned 56.1% for the Portfolio compared with the Russell 2000's technology sector return of 65.8% and the Russell 2000 Value's technology sector return of 48.3%. At year end, the Portfolio held 23.6% of its assets in the technology sector, while the Russell 2000 and the Russell 2000 Value ended the year with weightings in the technology sector of 32.3% and 10.6%, respectively. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe those returns can be consistently achieved. We also believe that the technology sector's current valuations already reflect its great growth potential and superb business dynamics. According to our discipline, this has led us to reduce the Portfolio's technology weighting. This is all part of consistently applying our process of investing in companies that provide an attractive combination of long-term growth prospects, near-term business dynamics and reasonable valuations.

We have continued to underweight the financial sector, holding 14.9% at year end compared with 16.6% and 29.3% for the Russell 2000 and Russell 2000 Value benchmarks, respectively. Decelerating growth and deteriorating business dynamics due to rising interest rates keeps us cautious on the majority of the financial stocks. In addition to correctly minimizing exposure to this poor-performing sector (the Russell 2000 and Russell 2000 Value financial sectors returned -1.1% and -3.3%, respectively), the Portfolio benefited from very good stock selection within the sector, returning 7.0% for the fourth quarter.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

Relative to our benchmark, the portfolio was over-weighted in the consumer staples and energy sectors. Although the stocks in these sectors exhibited all of the attributes we look for, the market continued to ignore quality companies selling at a discount to their intrinsic value. Exposure to these sectors detracted from performance; however, we are confident that we hold the right companies in these sectors. Over time, we expect these stocks to outperform as market turbulence and continued Fed rate hikes reduce some market excesses.

Looking Forward

For the equity markets in 2000, we believe that volatility will be the symptom and that discipline should be the prescription. The market has, and will most likely continue to, set new volatility records. More than ever, the hallmark of successful investing will be discipline displayed in both up and down market swings. Although we disagree that domestic markets are experiencing a speculative "bubble"; we do note that market pullbacks are normal in the course of any bull market. Regardless of future market action, we continue to believe our process will deliver incremental returns and risk diversification for our investors.

Thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Jermoe J. Heppelmann
-------------------------
Jerome J. Heppelmann, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                   One Year       Inception to
                                                    Return          Date(2)
--------------------------------------------------------------------------------
   PBHG Small Cap Value Portfolio                   15.93%          14.71%
--------------------------------------------------------------------------------


        Comparison of Change in the Value of a $10,000 Investment in the
          PBHG Small Cap Value Portfolio versus the Russell 2000 Index and the Lipper Small-Cap Value Funds Average


                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


                 PBHG            Russell           Lipper            Russell
               Small Cap          2000        Small-Cap Value         2000
            Value Portfolio      Index(3)     Funds Average(4)    Value Index(5)
            ---------------      --------     ----------------    --------------
10/28/97        $10000            $10000           $10000             $10000
                 10010              9561             9615               9728
12/31/97         10428              9499             9821               9835
                 10577              9665             9983              10168
                 11194              9513             9930               9984
 3/31/98         11891             10216            10619              10588
                 12169             10637            11074              11017
                 11532             10696            11122              11072
 6/30/98         11463             10120            10874              10680
                 10940             10141            10902              10620
                  8768              9320            10525               9788
 9/30/98          9187              7510             8954               8255
                 10014              8098             9368               8721
                 10751              8428            10103               8980
12/31/98         11568              8870            10562               9223
                 11229              9419            10896               9512
                 10373              9544            10929               9296
 3/31/99         10014              8771            10597               8682
                 10701              8908            10875               8590
                 11389              9706            11702               9374
 6/30/99         11927              9848            11655               9683
                 12066             10294            12064              10013
                 11847             10011            11707               9775
 9/30/99         11748              9641            11349               9418
                 11469              9643            11902               9229
                 12037              9682            11292               9045
12/31/99         13412             10260            11368               9091

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Small Cap Value Portfolio commenced operations on October 28, 1997.
(3) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
(4) The Lipper Small-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the Index with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.
(5) The Russell 2000 Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

Dear Shareholder,


The PBHG Insurance Series Fund, Inc. - PBHG Technology & Communications Portfolio returned 108.57% for the fourth quarter and 234.38% for the full year, 1999. This compares with the Soundview Technology Index return of 63.29% and 134.27% for the fourth quarter and year, respectively.

The year's results were driven by strong returns from the telecommunications equipment (both wireless and wireline), semiconductor, semiconductor capital equipment, Internet infrastructure and Internet content provider sub-sectors. However, the business-to-business (B2B) software sub-sector was one of the clear leaders for the Portfolio during the past three months. While the business-to-consumer (B2C) e-commerce opportunity has garnered much of the attention from investors since the early days of the Internet, 1999 has emerged as the year where business-to-business e-commerce opportunities stepped into the forefront and gained some of the spotlight. In our opinion, the opportunities are enormous when one considers how the Internet enables companies to more efficiently and cost-effectively manage their supply chains (such as procurement).

While the semiconductor and semiconductor capital equipment sub-sectors showed strong returns, we reduced the Portfolio's overall exposure in these areas late in the third quarter and during the fourth quarter. The primary driver to the reduction was concern regarding inventory build-ups by customers and in the channel (contract manufacturers) due to Y2K concerns. In addition, some service providers and many enterprises implemented purchasing lock-downs prior to and after Y2K.

Subsector Weightings                                  Top Five Holdings as of December 31, 1999
--------------------------------------------          -------------------------------------------
Software                               31.4%          Infospace.com                         11.3%
Networking/Telecom Equip.              22.2%          JDS Uniphase                           4.2%
Internet                               19.5%          QUALCOMM                               3.7%
Semiconductors                         14.3%          Verisign                               3.6%
Services                               12.3%          Emulex                                 3.6%
Semi. Capital Equipment                 0.5%
Systems/Hardware                        0.0%


We remain strong believers that demand for bandwidth continues to accelerate. That means more capacity is required on both the local and long haul networks. With the progression of many new state-of-the-art fiber builds domestically and internationally, we believe the demand for next generation telecommunications equipment to light these networks should remain robust. Therefore, we continue to be focused on those companies that not only provide the equipment but also provide the optical components to these equipment vendors.

While there were many concerns leading into Y2K, the economy appears to be left essentially unscathed from the millennium bug. This is a credit to the amount of preparation and resources spent by companies to address the issue. However, the economy still could feel a near-term impact as it is not apparent what affects inventory building and spending lock-downs prior to Y2K will have on near-term financial results. With that said, although we remain cautious on the semiconductor industry due to these concerns, we believe the long-term fundamentals in this sub-sector remain favorable.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

Currently, we anticipate that Internet and e-commerce companies will continue to have significant weightings in the Portfolio. As we mentioned above, the business-to-business opportunities remain enormous, as companies continue to automate and improve their supply chains. Finally, continuing on the Internet, we remain bullish on the companies that are helping to build or improve what we consider the Internet today. These include companies that provide website management and hosting services, content delivery solutions, as well as application service providers. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe those returns can be consistently achieved.

In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Jeffrey A. Wrona
----------------------------------
Jeffrey A. Wrona, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                   Annualized
                                                    One Year      Inception to
                                                     Return          Date(2)
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio           234.38%         77.08%
--------------------------------------------------------------------------------

     Comparison of Change in the Value of a $10,000 Investment in the PBHG Technology & Communications Portfolio versus the Lipper Science & Technology
                Funds Average and the Soundview Technology Index

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                      PBHG               Lipper Science             Soundview
                  Technology &            & Technology              Technology
            Communications Portfolio    Funds Average(3)             Index(4)
            ------------------------    ----------------            ----------
 4/30/97             $10000                  $10000                   $10000
                       9990                   11352                    11342
 6/30/97              10320                   11504                    11369
                      11550                   12979                    13164
                      11490                   12966                    13567
 9/30/97              12290                   13631                    13895
                      10790                   12449                    12286
                      10550                   12339                    12152
12/31/97              10410                   12040                    11333
                      10040                   12345                    11611
                      11150                   13759                    13111
 3/31/98              11590                   14169                    13051
                      11860                   14718                    13946
                      10840                   13671                    12635
 6/30/98              11690                   14725                    13322
                      11082                   14494                    13042
                       9331                   11588                    10055
 9/30/98              10642                   13108                    11570
                      10812                   14040                    12713
                      12032                   15925                    14099
12/31/98              13762                   18512                    16129
                      16613                   21448                    18666
                      14832                   19604                    16407
 3/31/99              17423                   21821                    17820
                      18543                   22519                    18319
                      17773                   22197                    18903
 6/30/99              20283                   24856                    21307
                      19973                   24578                    21357
                      21573                   25898                    22653
 9/30/99              22063                   26807                    23138
                      26494                   29710                    25652
                      31475                   34957                    30241
12/31/99              46017                   43993                    37779

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.
(3) The Lipper Science & Technology Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Science & Technology category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.
(4) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Growth II Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1999
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.7%
CONSUMER CYCLICAL -- 13.5%
AUDIO/VIDEO PRODUCTS -- 0.9%
Gemstar International*                                     22,800         $1,625
--------------------------------------------------------------------------------
                                                                           1,625
--------------------------------------------------------------------------------
RADIO -- 1.6%
Infinity Broadcasting*                                     80,525          2,914
--------------------------------------------------------------------------------
                                                                           2,914
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.8%
Premier Parks*                                             47,500          1,372
--------------------------------------------------------------------------------
                                                                           1,372
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.0%
American Eagle Outfitters*                                 80,000          3,600
--------------------------------------------------------------------------------
                                                                           3,600
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.9%
Insight Enterprises*                                       40,000          1,625
--------------------------------------------------------------------------------
                                                                           1,625
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 2.2%
Circuit City Stores                                        39,100          1,762
Tandy                                                      45,000          2,213
--------------------------------------------------------------------------------
                                                                           3,975
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 4.2%
Tiffany & Company                                          40,000          3,570
Zales*                                                     79,300          3,836
--------------------------------------------------------------------------------
                                                                           7,406
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Univision Communications, Cl A*                            15,600          1,594
--------------------------------------------------------------------------------
                                                                           1,594
--------------------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $21,758)                                   24,111
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.5%
FOOD-RETAIL -- 0.5%
Whole Foods Market*                                        17,700            821
--------------------------------------------------------------------------------
                                                                             821
--------------------------------------------------------------------------------
 TOTAL CONSUMER NON-CYCLICAL (COST $748)                                     821
--------------------------------------------------------------------------------
ENERGY -- 2.8%
OIL & GAS DRILLING -- 0.9%
Diamond Offshore Drilling                                  50,400          1,540
--------------------------------------------------------------------------------
                                                                           1,540
--------------------------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 0.5%
EOG Resources                                              50,000            878
--------------------------------------------------------------------------------
                                                                             878
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.4%
Cooper Cameron*                                            52,500          2,569
--------------------------------------------------------------------------------
                                                                           2,569
--------------------------------------------------------------------------------
 TOTAL ENERGY (COST $4,927)                                                4,987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIAL -- 1.7%
FINANCIAL-INVESTMENT BANKER/BROKER -- 1.7%
Ameritrade, Cl A*                                           55,100       $ 1,195
E*Trade Group*                                              73,300         1,915
--------------------------------------------------------------------------------
                                                                           3,110
--------------------------------------------------------------------------------
 TOTAL FINANCIAL (COST $3,815)                                             3,110
--------------------------------------------------------------------------------
HEALTH CARE -- 8.5%
DIAGNOSTIC EQUIPMENT -- 0.8%
CYTYC*                                                      22,200         1,356
--------------------------------------------------------------------------------
                                                                           1,356
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.4%
Allscripts Pharmaceutical*                                  58,500         2,574
--------------------------------------------------------------------------------
                                                                           2,574
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.3%
Celgene*                                                    24,700         1,729
Medicis Pharmaceutical, Cl A*                               50,200         2,137
Medimmune*                                                  27,800         4,611
Teva Pharmaceutical ADR                                     37,600         2,695
--------------------------------------------------------------------------------
                                                                          11,172
--------------------------------------------------------------------------------
 TOTAL HEALTHCARE (COST $12,090)                                          15,102
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.9%
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.8%
Flextronics International*                                  33,600         1,546
--------------------------------------------------------------------------------
                                                                           1,546
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 2.6%
Mettler-Toledo International*                               93,100         3,556
Microchip Technology*                                       15,800         1,081
--------------------------------------------------------------------------------
                                                                           4,637
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.5%
PE Corp-PE Biosystems Group                                 13,400         1,612
Perkinelmer                                                 24,200         1,009
--------------------------------------------------------------------------------
                                                                           2,621
--------------------------------------------------------------------------------
 TOTAL INDUSTRIAL (COST $6,890)                                            8,804
--------------------------------------------------------------------------------
SERVICES -- 8.2%
ADVERTISING AGENCIES -- 1.9%
Omnicom Group                                               34,700         3,470
--------------------------------------------------------------------------------
                                                                           3,470
--------------------------------------------------------------------------------
ADVERTISING SALES -- 2.1%
Lamar Advertising*                                          60,500         3,664
--------------------------------------------------------------------------------
                                                                           3,664
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 2.2%
Getty Images*                                               79,900         3,905
--------------------------------------------------------------------------------
                                                                           3,905
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.7%
USWeb*                                                      68,700         3,053
--------------------------------------------------------------------------------
                                                                           3,053
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.3%
United Rentals*                                             30,200           517
--------------------------------------------------------------------------------
                                                                             517
--------------------------------------------------------------------------------
 TOTAL SERVICES (COST $12,126)                                            14,609
--------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Growth II Portfolio

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- 49.6%
APPLICATIONS SOFTWARE -- 0.2%
Intertrust Technologies*                                    2,600       $    306
--------------------------------------------------------------------------------
                                                                             306
--------------------------------------------------------------------------------
CIRCUITS -- 0.5%
Integrated Device Technology*                              29,200            847
--------------------------------------------------------------------------------
                                                                             847
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 4.3%
Check Point Software Technologies*                         13,900          2,763
Verisign*                                                  26,200          5,002
--------------------------------------------------------------------------------
                                                                           7,765
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 5.1%
Active Software*                                           10,900          1,003
Broadbase Software*                                         7,000            787
Informatica*                                               20,800          2,213
Microstrategy*                                             17,800          3,738
VA Linux Systems*                                           6,600          1,364
--------------------------------------------------------------------------------
                                                                           9,105
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.8%
Redback Networks*                                          18,300          3,248
--------------------------------------------------------------------------------
                                                                           3,248
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%
Veritas Software*                                          15,650          2,240
--------------------------------------------------------------------------------
                                                                           2,240
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 6.2%
Atmel*                                                     53,400          1,579
Cypress Semiconductor*                                     49,900          1,615
Fairchild Semicon International, Cl A*                     35,700          1,062
LSI Logic*                                                 20,400          1,377
QLogic*                                                     7,400          1,183
Triquint Semiconductor*                                    38,700          4,305
--------------------------------------------------------------------------------
                                                                          11,121
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.0%
BEA Systems*                                               23,800          1,664
Broadvision*                                               10,900          1,854
--------------------------------------------------------------------------------
                                                                           3,518
--------------------------------------------------------------------------------
FIBER OPTICS -- 6.2%
C-Cor.net                                                  15,800          1,211
Ciena*                                                     23,300          1,340
Finisar*                                                    3,600            323
JDS Uniphase*                                              28,400          4,581
MRV Communications*                                        31,800          1,999
Sycamore Networks*                                          5,100          1,571
--------------------------------------------------------------------------------
                                                                          11,025
--------------------------------------------------------------------------------
INTERNET CONTENT -- 4.0%
Infospace.com*                                             23,700          5,072
Rare Medium Group*                                         59,100          2,017
--------------------------------------------------------------------------------
                                                                           7,089
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Shares/Face      Market
                                                           Amount          Value
Description                                                (000)           (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
INTERNET SOFTWARE -- 13.0%
Akamai Technologies*                                        4,100       $  1,343
Ariba*                                                     19,800          3,512
Art Technology*                                            20,800          2,665
Commerce One*                                              12,000          2,358
Exodus Communications*                                     34,700          3,082
F5 Networks*                                               10,500          1,197
Lycos*                                                     43,100          3,429
Verio*                                                     30,700          1,418
Viant*                                                     14,000          1,386
Vignette*                                                  17,400          2,836
--------------------------------------------------------------------------------
                                                                          23,226
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.4%
Emulex*                                                    41,000          4,613
Juniper Networks*                                           4,400          1,496
--------------------------------------------------------------------------------
                                                                           6,109
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Commscope*                                                 27,300          1,100
Ditech Communications*                                     11,900          1,113
--------------------------------------------------------------------------------
                                                                           2,213
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Powerwave Technology*                                      14,300            835
--------------------------------------------------------------------------------
                                                                             835
--------------------------------------------------------------------------------
   TOTAL TECHNOLOGY (COST $53,072)                                        88,647
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK
     (COST $115,426)                                                     160,191
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.6%
Morgan Stanley
 2.95%, dated 12/31/99, matures 01/03/00,
 repurchase price $17,105,798
 (collateralized by U.S. Agency
 Obligations: total market value
 $17,531,512) (A)                                        $ 17,101        $17,101
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $17,101)                                                       17,101
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
 (COST $132,527)                                                         177,292
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Other Assets and Liabilities, Net                                          1,310
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 7,746,802 outstanding shares of common
 stock                                                                   125,374
Accumulated net realized gain on
 investments                                                               8,463
Net unrealized appreciation on investments                                44,765
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                            178,602
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $  23.05
--------------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
(ADR) -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1999
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                 Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
CONSUMER CYCLICAL -- 3.1%
ATHLETIC FOOTWARE -- 1.4%
Nike, Cl B                                                  11,600        $  575
--------------------------------------------------------------------------------
                                                                             575
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 0.7%
Ford Motor Company                                           5,000           267
--------------------------------------------------------------------------------
                                                                             267
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
McDonald's                                                   9,700           391
--------------------------------------------------------------------------------
                                                                             391
--------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL (COST $1,180)                                    1,233
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 16.8%
BEVERAGES-NON-ALCOHOLIC -- 1.2%
Pepsico                                                     13,400           472
--------------------------------------------------------------------------------
                                                                             472
--------------------------------------------------------------------------------
BREWERY -- 2.1%
Anheuser Busch                                              12,000           851
--------------------------------------------------------------------------------
                                                                             851
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.0%
Dial                                                        15,600           379
--------------------------------------------------------------------------------
                                                                             379
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 12.5%
Bestfoods                                                   24,400         1,282
General Mills                                               24,200           865
Kellogg                                                      5,700           176
Quaker Oats                                                 16,700         1,096
Ralston-Purina Group                                        28,900           806
Sara Lee                                                    35,600           785
--------------------------------------------------------------------------------
                                                                           5,010
--------------------------------------------------------------------------------
  TOTAL CONSUMER NON-CYCLICAL (COST $6,704)                                6,712
--------------------------------------------------------------------------------
ENERGY -- 7.9%
OIL COMPANIES-INTEGRATED -- 5.5%
Atlantic Richfield                                           4,600           398
Exxon Mobil                                                 12,319           992
Royal Dutch Petroleum                                        7,300           441
Texaco                                                       2,200           119
USX-Marathon Group                                          11,200           277
--------------------------------------------------------------------------------
                                                                           2,227
--------------------------------------------------------------------------------
PIPELINES -- 2.4%
Columbia Energy Group                                       15,000           949
--------------------------------------------------------------------------------
                                                                             949
--------------------------------------------------------------------------------
  TOTAL ENERGY (COST $3,121)                                               3,176
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
FINANCIAL -- 16.4%
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
Citigroup                                                  18,500        $ 1,028
--------------------------------------------------------------------------------
                                                                           1,028
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 9.8%
Federal National Mortgage                                  31,800          1,985
Federal Home Loan Mortgage                                 41,300          1,944
--------------------------------------------------------------------------------
                                                                           3,929
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 2.0%
Chase Manhattan                                            10,400            808
--------------------------------------------------------------------------------
                                                                             808
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-U.S. -- 2.0%
PNC Bank                                                    4,600            205
Wells Fargo                                                14,600            590
--------------------------------------------------------------------------------
                                                                             795
--------------------------------------------------------------------------------
  TOTAL FINANCIAL (COST $6,380)                                            6,560
--------------------------------------------------------------------------------
HEALTH CARE -- 20.9%
MEDICAL-DRUGS -- 20.9%
American Home Products                                     40,100          1,582
Bristol-Myers Squibb                                       24,200          1,553
Lilly (Eli) & Co.                                          12,000            798
Merck                                                      19,300          1,294
Pfizer                                                     11,800            383
Pharmacia & Upjohn                                         17,500            788
Schering-Plough                                            46,700          1,970
--------------------------------------------------------------------------------
                                                                           8,368
--------------------------------------------------------------------------------
  TOTAL HEALTH CARE (COST $8,984)                                          8,368
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.7%
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.0%
Emerson Electric                                            6,900            396
--------------------------------------------------------------------------------
                                                                             396
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.7%
Vishay Intertechnology*                                    21,000            664
--------------------------------------------------------------------------------
                                                                             664
--------------------------------------------------------------------------------
  TOTAL INDUSTRIAL (COST $1,022)                                           1,060
--------------------------------------------------------------------------------
SERVICES -- 19.5%
COMPUTER SERVICES -- 1.6%
Unisys*                                                    19,700            629
--------------------------------------------------------------------------------
                                                                             629
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 8.9%
AT&T                                                       11,000            559
GTE                                                        27,000          1,905
SBC Communications                                         22,500          1,097
--------------------------------------------------------------------------------
                                                                           3,561
--------------------------------------------------------------------------------
TELEPHONE-LOCAL -- 9.0%
Bell Atlantic                                              24,800          1,527
Bellsouth                                                  44,700          2,092
--------------------------------------------------------------------------------
                                                                           3,619
--------------------------------------------------------------------------------
  TOTAL SERVICES (COST $7,881)                                             7,809
--------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

--------------------------------------------------------------------------------
                                                          Shares/
                                                           Face           Market
                                                          Amount          Value
Description                                                (000)          (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
TECHNOLOGY -- 11.2%
COMPUTER SOFTWARE -- 2.3%
Computer Associates International                          13,100        $   916
--------------------------------------------------------------------------------
                                                                             916
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.1%
Synopsys*                                                  12,400            828
--------------------------------------------------------------------------------
                                                                             828
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 2.5%
IBM                                                         9,200            994
--------------------------------------------------------------------------------
                                                                             994
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.3%
First Data                                                 26,600          1,312
--------------------------------------------------------------------------------
                                                                           1,312
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 1.0%
Electronics for Imaging*                                    7,200            418
--------------------------------------------------------------------------------
                                                                             418
--------------------------------------------------------------------------------
  TOTAL TECHNOLOGY (COST $4,070)                                           4,468
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
   (COST $39,342)                                                         39,386
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
Morgan Treasury
 5.25%, dated 12/31/99, matures 01/03/00,
 repurchase price $1,276,806 (collateralized by
 U.S. Treasury Instruments: total market value
   $1,314,239)(A)                                         $ 1,276          1,276
--------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
   (COST $1,276)                                                           1,276
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS -- 101.7%
   (COST $40,618)                                                        $40,662
--------------------------------------------------------------------------------

Percentages based on net assets of $39,972,170
* Non-income producing security
(A) -- Tri Party Repurchase Agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Select 20 Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1999
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value
Description                                                  Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.1%
CONSUMER CYCLICAL -- 16.3%
AUDIO/VIDEO PRODUCTS -- 7.5%
Gemstar International*                                      797,800       56,843
--------------------------------------------------------------------------------
                                                                          56,843
--------------------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 3.3%
Clear Channel Communications*                               281,900       25,160
--------------------------------------------------------------------------------
                                                                          25,160
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 3.6%
Home Depot                                                  389,400       26,698
--------------------------------------------------------------------------------
                                                                          26,698
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.9%
Wal-Mart Stores                                             207,800       14,364
--------------------------------------------------------------------------------
                                                                          14,364
--------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL (COST $61,019)                                 123,065
--------------------------------------------------------------------------------
FINANCIAL -- 2.5%
DIVERSIFIED FINANCIAL SERVICES -- 2.5%
Citigroup                                                   338,900       18,830
--------------------------------------------------------------------------------
                                                                          18,830
--------------------------------------------------------------------------------
  TOTAL FINANCIAL (COST $19,144)                                          18,830
--------------------------------------------------------------------------------
HEALTH CARE -- 4.0%
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Genentech*                                                  223,000       29,994
--------------------------------------------------------------------------------
                                                                          29,994
--------------------------------------------------------------------------------
  TOTAL HEALTH CARE (COST $15,859)                                        29,994
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.2%
ELECTRONIC MEASURING INSTRUMENTS -- 3.2%
Agilent Technologies*                                       306,200       23,673
--------------------------------------------------------------------------------
                                                                          23,673
--------------------------------------------------------------------------------
  TOTAL INDUSTRIAL (COST $11,566)                                         23,673
--------------------------------------------------------------------------------
TECHNOLOGY -- 68.1%
COMPUTER SOFTWARE -- 3.9%
Microsoft*                                                  252,700       29,503
--------------------------------------------------------------------------------
                                                                          29,503
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 8.4%
EMC*                                                        307,000       33,540
Veritas Software*                                           208,550       29,848
--------------------------------------------------------------------------------
                                                                          63,388
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 5.2%
Sun Microsystems*                                           508,400       39,369
--------------------------------------------------------------------------------
                                                                          39,369
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 12.0%
Applied Materials*                                          180,100       22,816
Broadcom, Cl A*                                             152,700       41,592
Conexant Systems*                                           392,200       26,032
--------------------------------------------------------------------------------
                                                                          90,440
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Shares/Face       Market
                                                          Amount          Value
Description                                                (000)          (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
FIBER OPTICS -- 9.6%
JDS Uniphase*                                            445,200       $ 71,816
--------------------------------------------------------------------------------
                                                                         71,816
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 4.2%
America Online*                                          421,500         31,797
--------------------------------------------------------------------------------
                                                                         31,797
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.9%
Cisco Systems*                                           415,800         44,543
--------------------------------------------------------------------------------
                                                                         44,543
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 18.9%
Nokia ADR                                                177,000         33,630
Nortel Networks                                          285,619         28,848
QUALCOMM*                                                454,400         80,031
--------------------------------------------------------------------------------
                                                                        142,509
--------------------------------------------------------------------------------
  TOTAL TECHNOLOGY (COST $225,875)                                      513,365
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
   (COST $333,463)                                                      708,927
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.5%
JP Morgan
 3.10%, dated 12/31/99, matures 01/03/00,
 repurchase price $20,006,652
 (collateralized by U.S. Agency
 Obligations: total market value
 $20,629,794) (A)                                      $  20,002         20,002
Morgan Stanley
 3.10%, dated 12/31/99, matures 01/03/00,
 repurchase price $29,417,568
 (collateralized by U.S. Agency
 Obligations: total market value
 $29,998,423) (A)                                      $  29,410         29,410
--------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
   (COST $49,412)                                                        49,412
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS -- 100.6% (COST $382,875)                           758,339
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.6%)
Other Assets and Liabilities, Net                                       (4,767)
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 23,044,433 outstanding shares of common stock                          328,191
Accumulated net realized gain on
 investments                                                             49,917
Net unrealized appreciation on investments                              375,464
--------------------------------------------------------------------------------
  TOTAL NET ASSETS -- 100.0%                                           $753,572
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                                       $  32.70
--------------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1999

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- 92.5%
BASIC MATERIALS -- 5.7%
CHEMICAL PLASTICS -- 1.5%
Geon                                               16,800          546
Hanna                                               9,100          100
----------------------------------------------------------------------
                                                                   646
----------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 3.9%
C.K. Witco                                         77,100        1,031
Cytec Industries*                                  21,900          506
Grace (W.R.) & Company*                            10,300          143
----------------------------------------------------------------------
                                                                 1,680
----------------------------------------------------------------------
METAL-ALUMINUM -- 0.3%
Commonwealth Industries                             8,700          113
----------------------------------------------------------------------
                                                                   113
----------------------------------------------------------------------
  TOTAL BASIC MATERIALS (COST $2,226)                            2,439
----------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.8%
APPAREL MANUFACTURERS -- 0.1%
Donna Karan International*                          8,800           58
----------------------------------------------------------------------
                                                                    58
----------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.2%
Harman International                                9,600          539
----------------------------------------------------------------------
                                                                   539
----------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.5%
Delco Remy International*                          21,200          175
Tower Automotive*                                   3,800           58
----------------------------------------------------------------------
                                                                   233
----------------------------------------------------------------------
CASINO HOTELS -- 0.7%
Station Casinos*                                   13,900          312
----------------------------------------------------------------------
                                                                   312
----------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.2%
Stride Rite                                        11,700           76
----------------------------------------------------------------------
                                                                    76
----------------------------------------------------------------------
HOME FURNISHINGS -- 2.2%
Ethan Allen Interiors                               3,600          115
Furniture Brands International*                    38,800          853
----------------------------------------------------------------------
                                                                   968
----------------------------------------------------------------------
RADIO -- 0.5%
Cumulus Media, Cl A*                                3,800          193
----------------------------------------------------------------------
                                                                   193
----------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.2%
MSC Industrial Direct*                              7,600          101
----------------------------------------------------------------------
                                                                   101
----------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 2.7%
Tweeter Home Entertainment*                        33,400        1,186
----------------------------------------------------------------------
                                                                 1,186
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
RETAIL-INTERNET -- 0.4%
Fatbrain.com*                                       6,500   $      163
----------------------------------------------------------------------
                                                                   163
----------------------------------------------------------------------
RETAIL-JEWELRY -- 2.4%
Friedman's, Cl A                                   26,600          200
Zales*                                             17,200          832
----------------------------------------------------------------------
                                                                 1,032
----------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.0%
Micro Warehouse*                                    8,000          148
The Right Start*                                    6,400          134
Wilmar Industries*                                  9,400          163
----------------------------------------------------------------------
                                                                   445
----------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
Buffets*                                           14,800          148
Jack in the Box*                                   14,100          292
----------------------------------------------------------------------
                                                                   440
----------------------------------------------------------------------
RETAIL-SUNGLASSES -- 0.4%
Sunglass Hut International*                        14,100          159
----------------------------------------------------------------------
                                                                   159
----------------------------------------------------------------------
TELEVISION -- 0.3%
Paxson Communications*                             10,600          126
----------------------------------------------------------------------
                                                                   126
----------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $4,825)                            6,031
----------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.6%
BREWERY -- 0.9%
Coors Adolph, Cl B                                  7,800          410
----------------------------------------------------------------------
                                                                   410
----------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.6%
Alberto-Culver, Cl B                                9,500          245
----------------------------------------------------------------------
                                                                   245
----------------------------------------------------------------------
FOOD-BAKING -- 0.5%
Earthgrains                                        12,100          195
----------------------------------------------------------------------
                                                                   195
----------------------------------------------------------------------
FOOD-CANNED -- 0.6%
Del Monte Foods*                                   22,800          281
----------------------------------------------------------------------
                                                                   281
----------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.6%
Suiza Foods*                                        6,800          269
----------------------------------------------------------------------
                                                                   269
----------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.4%
Aurora Foods*                                      75,000          698
Dean Foods                                          8,600          342
----------------------------------------------------------------------
                                                                 1,040
----------------------------------------------------------------------
  TOTAL CONSUMER NON-CYCLICAL (COST $2,733)                      2,440
----------------------------------------------------------------------
ENERGY -- 10.7%
COAL -- 0.2%
Alliance Resource Partners*                         7,600           93
----------------------------------------------------------------------
                                                                    93
----------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Small Cap Value Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
OIL & GAS DRILLING -- 0.4%
Key Energy Services*                               36,400         $189
----------------------------------------------------------------------
                                                                   189
----------------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 7.9%
Devon Energy                                       13,900          457
EOG Resources                                      61,400        1,078
Forest Oil*                                        25,200          332
Louis Dreyfus Natural Gas*                         14,600          265
Newfield Exploration*                               8,200          220
Noble Affiliates                                    4,200           90
Santa Fe Snyder*                                   85,900          687
Vintage Petroleum                                  26,600          321
----------------------------------------------------------------------
                                                                 3,450
----------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.6%
Cooper Cameron*                                     5,300          259
----------------------------------------------------------------------
                                                                   259
----------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.6%
Core Laboratories N.V.*                            12,400          249
----------------------------------------------------------------------
                                                                   249
----------------------------------------------------------------------
PIPELINES -- 1.0%
Kinder Morgan                                      20,300          410
----------------------------------------------------------------------
                                                                   410
----------------------------------------------------------------------
  TOTAL ENERGY (COST $4,668)                                     4,650
----------------------------------------------------------------------
FINANCIAL -- 13.0%
COMMERCIAL BANKS-EASTERN U.S. -- 0.9%
Commercial Bank of New York                         6,400           71
Valley National Bancorp                             9,345          262
Woronoco Bancorp*                                   7,200           70
----------------------------------------------------------------------
                                                                   403
----------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN U.S. -- 1.3%
Hibernia, Cl A                                      7,800           83
Southwest Bancorp of Texas*                        24,200          479
----------------------------------------------------------------------
                                                                   562
----------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN U.S. -- 2.8%
Bancwest                                           36,000          702
Pacific Bank                                       19,000          526
----------------------------------------------------------------------
                                                                 1,228
----------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.7%
Financial Security Assurance                        6,000          313
----------------------------------------------------------------------
                                                                   313
----------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE -- 2.4%
Affiliated Managers Group*                         20,200          817
Federated Investors                                11,200          225
----------------------------------------------------------------------
                                                                 1,042
----------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.5%
MONY Group                                         21,700          633
----------------------------------------------------------------------
                                                                   633
----------------------------------------------------------------------
REITS-APARTMENTS -- 0.0%
Pennsylvania Real Estate Investment Trust           1,100           16
----------------------------------------------------------------------
                                                                    16
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                 Value
Description                                        Shares        (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
REITS-REGIONAL MALLS -- 0.9%
CBL & Associates                                   19,000       $  392
----------------------------------------------------------------------
                                                                   392
----------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.8%
JP Realty                                          22,600          353
----------------------------------------------------------------------
                                                                   353
----------------------------------------------------------------------
S&L/THRIFTS-EASTERN U.S. -- 1.7%
Roslyn Bancorp                                     28,800          533
Sovereign Bancorp                                  26,100          194
----------------------------------------------------------------------
                                                                   727
----------------------------------------------------------------------
 TOTAL FINANCIAL (COST $5,348)                                   5,669
----------------------------------------------------------------------
HEALTH CARE -- 6.1%
MEDICAL PRODUCTS -- 0.3%
PSS World Medical*                                 11,900          112
----------------------------------------------------------------------
                                                                   112
----------------------------------------------------------------------
MEDICAL-DRUGS -- 0.9%
Cima Labs*                                         11,300          148
Dura Pharmaceuticals*                              18,800          262
----------------------------------------------------------------------
                                                                   410
----------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%
Alpharma                                           10,300          317
----------------------------------------------------------------------
                                                                   317
----------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.1%
Triad Hospitals*                                    3,600           54
----------------------------------------------------------------------
                                                                    54
----------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.6%
Lincare Holdings*                                   7,800          270
----------------------------------------------------------------------
                                                                   270
----------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.5%
Syncor International*                               6,900          201
----------------------------------------------------------------------
                                                                   201
----------------------------------------------------------------------
THERAPEUTICS -- 2.1%
CV Therapeutics*                                    3,100           81
Tularik*                                            6,100          197
United Therapeutics*                               14,100          649
----------------------------------------------------------------------
                                                                   927
----------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.9%
Veterinary Centers of America*                     29,200          376
----------------------------------------------------------------------
                                                                   376
----------------------------------------------------------------------
 TOTAL HEALTH CARE (COST $1,863)                                 2,667
----------------------------------------------------------------------
INDUSTRIAL -- 9.3%
AEROSPACE/DEFENSE-EQUIPMENT -- 3.4%
BE Aerospace*                                      30,400          256
Orbital Sciences*                                  67,100        1,246
----------------------------------------------------------------------
                                                                 1,502
----------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.6%
Dal-Tile International*                            10,800          109
Johns Manville                                     11,500          161
----------------------------------------------------------------------
                                                                   270
----------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Small Cap Value Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.7%
Lafarge                                            10,300       $  285
----------------------------------------------------------------------
                                                                   285
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.7%
Vishay Intertechnology*                             9,300          294
----------------------------------------------------------------------
                                                                   294
----------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 0.5%
Amphenol*                                           3,100          206
----------------------------------------------------------------------
                                                                   206
----------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
Tektronix                                           3,000          117
----------------------------------------------------------------------
                                                                   117
----------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.1%
Aeroflex*                                          27,700          287
L-3 Communications*                                 4,300          179
----------------------------------------------------------------------
                                                                   466
----------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.3%
Stericycle*                                         7,100          134
----------------------------------------------------------------------
                                                                   134
----------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.1%
Speedfam-Ipec*                                      2,600           34
----------------------------------------------------------------------
                                                                    34
----------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.2%
Republic Services*                                 37,500          539
----------------------------------------------------------------------
                                                                   539
----------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.4%
Cable Design Technologies*                          7,700          177
----------------------------------------------------------------------
                                                                   177
----------------------------------------------------------------------
 TOTAL INDUSTRIAL (COST $3,380)                                  4,024
----------------------------------------------------------------------
SERVICES -- 3.0%
COMMERCIAL SERVICES -- 1.1%
Acnielsen*                                          6,600          163
Plexus*                                             6,700          295
----------------------------------------------------------------------
                                                                   458
----------------------------------------------------------------------
COMPUTER SERVICES -- 0.5%
CACI International*                                 5,100          115
Cotelligent Group*                                 13,500           73
McAfee.com*                                           900           40
----------------------------------------------------------------------
                                                                   228
----------------------------------------------------------------------
CONSULTING SERVICES -- 0.7%
First Consulting Group*                            19,400          301
----------------------------------------------------------------------
                                                                   301
----------------------------------------------------------------------
HUMAN RESOURCES -- 0.7%
Careerbuilder*                                      7,800           50
Personnel Group of America*                        24,100          244
----------------------------------------------------------------------
                                                                   294
----------------------------------------------------------------------
 TOTAL SERVICES (COST $1,007)                                    1,281
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- 22.1%
APPLICATIONS SOFTWARE -- 1.0%
Sonic Foundry*                                     18,100       $  429
----------------------------------------------------------------------
                                                                   429
----------------------------------------------------------------------
CIRCUITS -- 0.9%
Hadco*                                              3,800          194
Integrated Device Technology*                       7,600          220
----------------------------------------------------------------------
                                                                   414
----------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.0%
Axent Technologies*                                20,800          437
----------------------------------------------------------------------
                                                                   437
----------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.3%
Visio*                                              3,000          142
----------------------------------------------------------------------
                                                                   142
----------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.8%
Cambridge Technology*                               6,700          176
Informatica*                                        1,500          160
----------------------------------------------------------------------
                                                                   336
----------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.6%
Hutchinson Technology*                              8,900          189
Sandisk*                                              700           67
----------------------------------------------------------------------
                                                                   256
----------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.9%
Best Software*                                     19,100          563
Deltek Systems*                                    38,600          521
Documentum*                                         2,600          156
Informix*                                          45,400          519
Object Design*                                     25,800          374
----------------------------------------------------------------------
                                                                 2,133
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.7%
Cirrus Logic*                                       8,000          107
Cypress Semiconductor*                             12,300          398
Zoran*                                             11,800          658
----------------------------------------------------------------------
                                                                 1,163
----------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 1.5%
Hyperion Solutions*                                 9,200          400
Symantec*                                           4,100          240
----------------------------------------------------------------------
                                                                   640
----------------------------------------------------------------------
INTERNET CONTENT -- 0.7%
S1*                                                 3,976          311
----------------------------------------------------------------------
                                                                   311
----------------------------------------------------------------------
INTERNET SOFTWARE -- 0.5%
Onemain.com*                                        6,800          102
Verio*                                              2,300          106
----------------------------------------------------------------------
                                                                   208
----------------------------------------------------------------------
PRINTER & RELATED PRODUCTS -- 0.8%
Splash Technologies*                               40,000          353
----------------------------------------------------------------------
                                                                   353
----------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.3%
Globecomm Systems*                                  5,100          129
----------------------------------------------------------------------
                                                                   129
----------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Small Cap Value Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TELECOMMUNICATION EQUIPMENT -- 1.7%
Antec*                                              4,500       $  164
Com21*                                             12,600          283
Tekelec*                                           13,000          292
----------------------------------------------------------------------
                                                                   739
----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.3%
GST Telecommunications*                            62,400          566
----------------------------------------------------------------------
                                                                   566
----------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.1%
Glenayre Technologies*                             49,300          558
Spectrian*                                         28,500          805
----------------------------------------------------------------------
                                                                 1,363
----------------------------------------------------------------------
  TOTAL TECHNOLOGY (COST $7,145)                                 9,619
----------------------------------------------------------------------
TRANSPORTATION --2.7%
AIRLINES --1.2%
Mesaba Holdings*                                   14,400          165
Midway Airlines*                                   59,200          366
----------------------------------------------------------------------
                                                                   531
----------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 1.5%
US Xpress Enterprises*                             38,500          284
Yellow*                                            22,800          383
----------------------------------------------------------------------
                                                                   667
----------------------------------------------------------------------
  TOTAL TRANSPORTATION (COST $1,639)                             1,198
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
UTILITIES -- 0.5%
ELECTRIC-INTEGRATED -- 0.1%
CH Energy Group                                       900      $    30
----------------------------------------------------------------------
                                                                    30
----------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                                 9,100          186
----------------------------------------------------------------------
                                                                   186
----------------------------------------------------------------------
  TOTAL UTILITIES (COST $227)                                      216
----------------------------------------------------------------------
   TOTAL COMMON STOCK
     (COST $35,061)                                             40,234
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
Morgan Stanley
 5.25%, dated 12/31/99, matures 01/03/00,
 repurchase price $1,161,325 (collateralized
 by U.S. Treasury Instruments: total market
 value $1,195,372)(A)                              $1,161        1,161
----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
   (COST $1,161)                                                 1,161
----------------------------------------------------------------------
  TOTAL INVESTMENTS -- 95.2%
   (COST $36,222)                                              $41,395
----------------------------------------------------------------------

Percentages indicated are based on net assets of $43,483,937
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Technology & Communications Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1999

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- 98.5%
CONSUMER CYCLICAL -- 0.4%
AUDIO/VIDEO PRODUCTS -- 0.4%
Gemstar International*                             92,000      $ 6,555
----------------------------------------------------------------------
                                                                 6,555
----------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $3,118)                           6,555
----------------------------------------------------------------------
FINANCIAL -- 2.9%
FINANCE-INVESTMENT BANKER/BROKER -- 2.9%
Ameritrade, Cl A*                                 661,700       14,351
E*Trade Group*                                    536,100       14,006
Charles Schwab                                    501,700       19,253
----------------------------------------------------------------------
                                                                47,610
----------------------------------------------------------------------
  TOTAL FINANCIAL (COST $55,382)                                47,610
----------------------------------------------------------------------
INDUSTRIAL -- 0.4%
INSTRUMENTS-CONTROLS -- 0.4%
Microchip Technology*                              97,200        6,652
----------------------------------------------------------------------
                                                                 6,652
----------------------------------------------------------------------
  TOTAL INDUSTRIAL (COST $5,444)                                 6,652
----------------------------------------------------------------------
SERVICES -- 3.2%
ADVERTISING SERVICES -- 1.4%
Getty Images*                                     470,800       23,010
----------------------------------------------------------------------
                                                                23,010
----------------------------------------------------------------------
CONSULTING SERVICES -- 1.2%
USWeb*                                            419,800       18,655
----------------------------------------------------------------------
                                                                18,655
----------------------------------------------------------------------
DIRECT MARKETING -- 0.2%
Valuevision International, Cl A*                   63,600        3,645
----------------------------------------------------------------------
                                                                 3,645
----------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
Hotjobs.com*                                      162,300        7,090
----------------------------------------------------------------------
                                                                 7,090
----------------------------------------------------------------------
  TOTAL SERVICES (COST $46,457)                                 52,400
----------------------------------------------------------------------
TECHNOLOGY -- 91.6%
APPLICATIONS SOFTWARE -- 1.6%
Intertrust Technologies*                           96,500       11,351
Quest Software*                                    97,300        9,924
Rational Software*                                 98,700        4,849
----------------------------------------------------------------------
                                                                26,124
----------------------------------------------------------------------
CIRCUITS -- 0.3%
Integrated Device Technology*                     188,000        5,452
----------------------------------------------------------------------
                                                                 5,452
----------------------------------------------------------------------
COMPUTER DATA SECURITY -- 4.7%
Check Point Software Technologies*                 90,100       17,907
Verisign*                                         308,900       58,981
----------------------------------------------------------------------
                                                                76,888
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMPUTER SOFTWARE -- 8.6%
Informatica*                                      245,100     $ 26,073
Macromedia*                                        78,000        5,704
Mercury Interactive*                              141,000       15,219
Microstrategy*                                    272,800       57,288
Tibco Software*                                    49,100        7,512
VA Linux Systems*                                 141,600       29,258
----------------------------------------------------------------------
                                                               141,054
----------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 3.0%
ASM Lithography*                                   64,500        7,337
Redback Networks*                                 231,700       41,127
----------------------------------------------------------------------
                                                                48,464
----------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.3%
Veritas Software*                                 267,700       38,315
----------------------------------------------------------------------
                                                                38,315
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.2%
Applied Micro Circuits*                            59,200        7,533
Broadcom, Cl A*                                    21,800        5,938
Conexant Systems*                                  93,100        6,180
Cypress Semiconductor*                            572,500       18,535
LSI Logic*                                        136,300        9,200
SDL*                                               58,400       12,731
Transwitch*                                        83,100        6,030
Triquint Semiconductor*                           170,000       18,912
----------------------------------------------------------------------
                                                                85,059
----------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 2.2%
BEA Systems*                                      387,000       27,066
Broadvision*                                       53,100        9,030
----------------------------------------------------------------------
                                                                36,096
----------------------------------------------------------------------
FIBER OPTICS -- 11.0%
C-Cor.net                                          66,300        5,080
Ciena*                                            243,000       13,973
JDS Uniphase*                                     427,400       68,945
Metromedia Fiber Network, Cl A*                   327,100       15,680
MRV Communications*                               387,200       24,345
Sycamore Networks*                                168,400       51,867
----------------------------------------------------------------------
                                                               179,890
----------------------------------------------------------------------
INTERNET CONTENT -- 17.4%
Doubleclick*                                      185,600       46,968
Go2net*                                           191,500       16,661
Infospace.com*                                    856,200      183,227
Network Solutions*                                 27,000        5,874
Rare Medium Group*                                912,400       31,136
----------------------------------------------------------------------
                                                               283,866
----------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Technology & Communications Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                        Shares       (000)
----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
INTERNET SOFTWARE -- 22.3%
Agile Software*                                   141,600   $   30,760
Akamai Technologies*                               75,300       24,670
Allaire*                                           97,600       14,280
America Online*                                   248,600       18,754
Ariba*                                            267,400       47,430
Art Technology*                                   274,300       35,145
Commerce One*                                     235,100       46,197
Exodus Communications*                            391,200       34,743
F5 Networks*                                      132,400       15,094
Internap Network Services*                        102,500       17,732
Lycos*                                            352,700       28,062
Verio*                                            327,400       15,122
Vignette*                                         229,200       37,360
----------------------------------------------------------------------
                                                               365,349
----------------------------------------------------------------------
NETWORKING PRODUCTS -- 7.3%
Emulex*                                           520,500       58,556
Foundry Networks*                                  23,800        7,180
Juniper Networks*                                 156,700       53,278
----------------------------------------------------------------------
                                                               119,014
----------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 4.6%
Audiocodes*                                        82,200        7,562
Ditech Communications*                             71,600        6,694
QUALCOMM*                                         344,000       60,587
----------------------------------------------------------------------
                                                                74,843
----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.1%
Korea Thrunet Limited, Cl A*                       67,400        4,575
Level 3 Communications*                           163,900       13,419
----------------------------------------------------------------------
                                                                17,994
----------------------------------------------------------------------
  TOTAL TECHNOLOGY (COST $868,057)                           1,498,408
----------------------------------------------------------------------
  TOTAL COMMON STOCK
   (COST $978,458)                                           1,611,625
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                    Face        Market
                                                   Amount       Value
Description                                         (000)       (000)
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Morgan Stanley
 2.95%, dated 12/31/99, matures 01/03/00,
 repurchase price $56,745,711 (collateralized
 by U.S. Agency Obligations: total market
 value $58,156,706)(A)                            $56,732   $   56,732
----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT (COST $56,732)                     56,732
----------------------------------------------------------------------
  TOTAL INVESTMENTS -- 102.0%
   (COST $1,035,190)                                         1,668,357
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.0%)
Other Assets and Liabilities, Net                              (32,909)
----------------------------------------------------------------------
NET ASSETS
Paid-in Capital (Authorized 500 million shares -
 $0.001 par vale) based on 35,545,256
 outstanding shares of common stock                            843,929
Accumulated net realized gain on investments                   158,352
Net unrealized appreciation on investments                     633,167
----------------------------------------------------------------------
  TOTAL NET ASSETS -- 100.0%                                 1,635,448
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE                                                  $    46.01
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (000)
December 31, 1999

                                                                   PBHG              PBHG
                                                              LARGE CAP VALUE   SMALL CAP VALUE
                                                                 PORTFOLIO         PORTFOLIO
                                                              ---------------   ---------------
ASSETS:
  Investment securities (Cost $40,618 and $36,222) at market
    value...................................................      $40,662           $41,395
  Receivable for investment securities sold.................        2,260             1,880
  Receivable for capital shares sold........................           15             1,199
  Dividends and interest receivable.........................           53                17
                                                                  -------           -------
  Total assets..............................................       42,990            44,491
                                                                  -------           -------
LIABILITIES:
  Payable for investment securities purchased...............        2,960               966
  Payable for capital shares redeemed.......................           29                --
  Accrued Expenses..........................................           29                41
                                                                  -------           -------
  Total liabilities.........................................        3,018             1,007
                                                                  -------           -------
NET ASSETS:
  Paid-in-capital (authorized 500 million shares -- $0.001
    par value based on 2,631,412 and 3,230,257 outstanding
    shares of common stock..................................       33,965            34,255
  Undistributed net investment income.......................          332                --
  Accumulated net realized gain on investments..............        5,631             4,056
  Net unrealized appreciation on investments................           44             5,173
                                                                  -------           -------
  Net Assets................................................      $39,972           $43,484
                                                                  =======           =======
  Net Asset Value, Offering Price and Redemption Price Per
    Share...................................................      $ 15.19           $ 13.46
                                                                  =======           =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

STATEMENT OF OPERATIONS (000)
For the year ended December 31, 1999

                                                                         PBHG                    PBHG           PBHG
                                                             PBHG      LARGE CAP     PBHG      SMALL CAP    TECHNOLOGY &
                                                           GROWTH II     VALUE     SELECT 20     VALUE     COMMUNICATIONS
                                                           PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                           ---------   ---------   ---------   ---------   --------------
INVESTMENT INCOME:
  Dividends..............................................   $    50     $  595     $    249     $  344        $    102
  Interest...............................................       324        113        2,295         70           1,658
                                                            -------     ------     --------     ------        --------
    Total Investment Income..............................       374        708        2,544        414           1,760
                                                            -------     ------     --------     ------        --------
EXPENSES:
  Investment Advisory Fees...............................       389        256        3,646        416           3,281
  Administrative Fees....................................        69         59          643         62             579
  Custodian Fees.........................................        11         15           13         14              19
  Professional Fees......................................         8          6           57          6              79
  Transfer Agent Fees....................................        22         22           21         22              23
  Printing Fees..........................................        10          8           53          5              96
  Directors' Fees........................................         4          4           44          4              30
  Amortization of Deferred Organizational Costs..........         2          2            2          2               2
  Interest Expense.......................................        --         --           --          1              --
  Insurance and Other Expenses...........................         2          3           17          5              16
                                                            -------     ------     --------     ------        --------
    Total Expenses.......................................       517        375        4,496        537           4,125
                                                            -------     ------     --------     ------        --------
  Waiver of Investment Advisory Fees.....................        --         --           --        (38)             --
  Advisory Fee Recaptured................................        32         --           27         --              94
                                                            -------     ------     --------     ------        --------
    Net Expenses.........................................       549        375        4,523        499           4,219
                                                            -------     ------     --------     ------        --------
NET INVESTMENT INCOME (LOSS).............................      (175)       333       (1,979)       (85)         (2,459)
                                                            -------     ------     --------     ------        --------
  Net Realized Gain from Security Transactions...........    10,179      5,838       60,911      5,191         162,638
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments..........................................    41,832     (2,558)     301,184      1,136         625,480
                                                            -------     ------     --------     ------        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........    52,011      3,280      362,095      6,327         788,118
                                                            -------     ------     --------     ------        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $51,836     $3,613     $360,116     $6,242        $785,659
                                                            =======     ======     ========     ======        ========

Amounts designated as "--" are either $0 or have been rounded to $0.

       The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                   PBHG                  PBHG                  PBHG                  PBHG
                                                 GROWTH II          LARGE CAP VALUE          SELECT 20          SMALL CAP VALUE
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                            -------------------   -------------------   -------------------   -------------------
                                            01/01/99   01/01/98   01/01/99   01/01/98   01/01/99   01/01/98   01/01/99   01/01/98
                                               TO         TO         TO         TO         TO         TO         TO         TO
                                            12/31/99   12/31/98   12/31/99   12/31/98   12/31/99   12/31/98   12/31/99   12/31/98
                                            --------   --------   --------   --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss)............   $   (175)  $   (93)   $   333    $    53    $ (1,979)  $   (204)  $    (85)  $   (47)
 Net Realized Gain (Loss) from Security
   Transactions..........................     10,179    (1,254)     5,838        905      60,911     (8,960)     5,191    (1,047)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments.........     41,832     2,680     (2,558)     2,553     301,184     74,080      1,136     3,853
                                            --------   -------    -------    -------    --------   --------   --------   -------
   Net Increase in Net Assets Resulting
     from Operations.....................     51,836     1,333      3,613      3,511     360,116     64,916      6,242     2,759
                                            --------   -------    -------    -------    --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income...................         --        --         (1)       (56)         --         (3)        --        (7)
 Net Realized Gains from Security
   Transactions..........................         --        --       (982)      (117)         --         --         --       (44)
                                            --------   -------    -------    -------    --------   --------   --------   -------
   Total Distributions...................         --        --       (983)      (173)         --         (3)        --       (51)
                                            --------   -------    -------    -------    --------   --------   --------   -------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued...........................    126,363    18,276     30,700     22,710     191,978    294,062     25,034    48,005
 Shares Issued upon Reinvestment of
   Distributions.........................         --        --        983        173          --          3         --        51
 Shares Redeemed.........................    (17,918)  (11,524)   (16,627)    (5,495)   (116,448)   (48,669)   (31,832)  (16,045)
                                            --------   -------    -------    -------    --------   --------   --------   -------
 Increase (Decrease) in Net Assets
   Derived from Capital Share
   Transactions..........................    108,445     6,752     15,056     17,388      75,530    245,396     (6,798)   32,011
                                            --------   -------    -------    -------    --------   --------   --------   -------
   Total Increase (Decrease) in Net
     Assets..............................    160,281     8,085     17,686     20,726     435,646    310,309       (556)   34,719
                                            --------   -------    -------    -------    --------   --------   --------   -------
NET ASSETS:
 Beginning of Period.....................     18,321    10,236     22,286      1,560     317,926      7,617     44,040     9,321
                                            --------   -------    -------    -------    --------   --------   --------   -------
 End of Period...........................   $178,602   $18,321    $39,972    $22,286    $753,572   $317,926   $ 43,484   $44,040
                                            ========   =======    =======    =======    ========   ========   ========   =======
(A) SHARES ISSUED AND REDEEMED:
 Shares Issued...........................      7,432     1,725      2,112      1,853      10,077     22,732      2,202     4,363
 Shares Issued upon Reinvestment of
   Distributions.........................         --        --         66         12          --         --         --         5
 Shares Redeemed.........................     (1,260)   (1,102)    (1,108)      (453)     (6,541)    (3,983)    (2,765)   (1,464)
                                            --------   -------    -------    -------    --------   --------   --------   -------
 Net Increase (Decrease) in Shares
   Outstanding...........................      6,172       623      1,070      1,412       3,536     18,749       (563)    2,904
                                            ========   =======    =======    =======    ========   ========   ========   =======

                                                   PBHG
                                               TECHNOLOGY &
                                              COMMUNICATIONS
                                                 PORTFOLIO
                                           ---------------------
                                            01/01/99    01/01/98
                                               TO          TO
                                            12/31/99    12/31/98
                                           ----------   --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss)............  $   (2,459)  $   (95)
 Net Realized Gain (Loss) from Security
   Transactions..........................     162,638    (1,742)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments.........     625,480     7,707
                                           ----------   -------
   Net Increase in Net Assets Resulting
     from Operations.....................     785,659     5,870
                                           ----------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income...................          --        (3)
 Net Realized Gains from Security
   Transactions..........................          --        --
                                           ----------   -------
   Total Distributions...................          --        (3)
                                           ----------   -------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued...........................     847,733    31,082
 Shares Issued upon Reinvestment of
   Distributions.........................          --         3
 Shares Redeemed.........................     (30,437)  (13,576)
                                           ----------   -------
 Increase (Decrease) in Net Assets
   Derived from Capital Share
   Transactions..........................     817,296    17,509
                                           ----------   -------
   Total Increase (Decrease) in Net
     Assets..............................   1,602,955    23,376
                                           ----------   -------
NET ASSETS:
 Beginning of Period.....................      32,493     9,117
                                           ----------   -------
 End of Period...........................  $1,635,448   $32,493
                                           ==========   =======
(A) SHARES ISSUED AND REDEEMED:
 Shares Issued...........................      34,740     2,749
 Shares Issued upon Reinvestment of
   Distributions.........................          --        --
 Shares Redeemed.........................      (1,557)   (1,263)
                                           ----------   -------
 Net Increase (Decrease) in Shares
   Outstanding...........................      33,183     1,486
                                           ==========   =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the period ended December 31, 1999
For a Share Outstanding Throughout each Fiscal Year or Period


                           Net                                                                          Net
                          Asset                      Realized and    Distributions   Distributions     Asset
                          Value          Net          Unrealized       from Net          from          Value
                        Beginning    Investment     Gains or Losses   Investment        Capital         End       Total
                        of Period   Income (Loss)    on Securities      Income           Gains       of Period   Return
-------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------
1999(4)..............    $11.63       $(0.04)            $11.46             --              --         $23.05     98.19%
1998.................     10.75        (0.06)              0.94             --              --          11.63      8.19%
1997(1)..............     10.00           --               0.75             --              --          10.75      7.50%+

------------------------------
PBHG Large Cap Value Portfolio
------------------------------
1999.................    $14.27       $ 0.13             $ 1.13             --          $(0.34)        $15.19      8.89%
1998.................     10.43        (0.02)              3.98         $(0.04)          (0.08)         14.27     37.96%
1997(2)..............     10.00         0.02               0.41             --              --          10.43      4.30%+

------------------------
PBHG Select 20 Portfolio
------------------------
1999.................    $16.30       $(0.08)            $16.48             --              --         $32.70    100.61%
1998.................     10.03        (0.01)              6.28             --              --          16.30     62.52%
1997(3)..............     10.00           --               0.03             --              --          10.03      0.30%+

------------------------------
PBHG Small Cap Value Portfolio
------------------------------
1999.................    $11.61       $(0.03)            $ 1.88             --              --         $13.46     15.93%
1998.................     10.48        (0.02)              1.16             --          $(0.01)         11.61     10.94%
1997(2)..............     10.00         0.01               0.47             --              --          10.48      4.80%+

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------
1999(4).                 $13.76       $(0.13)            $32.38             --              --         $46.01     234.38%
1998.................     10.41        (0.04)              3.39             --              --          13.76      32.20%
1997(1)..............     10.00         --                 0.41             --              --          10.41       4.10%+


                                                                     Ratio     Ratio of Net
                           Net                                    of Expenses  Income (Loss)
                          Assets        Ratio      Ratio of Net   to Average    to Average
                           End       of Expenses   Income (Loss)  Net Assets    Net Assets     Portfolio
                        of Period    to Average     to Average    (Excluding    (Excluding     Turnover
                          (000)      Net Assets     Net Assets     Waivers)      Waivers)        Rate
----------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------
1999(4)..............    $  178,602      1.20%         (0.38)%         1.20%         (0.38)%      236.82%
1998.................        18,321      1.20%         (0.64)%         1.54%         (0.98)%      228.09%
1997(1)..............        10,236      1.20%*        (0.11)%*        4.38%*        (3.29)%*      44.57%+

------------------------------
PBHG Large Cap Value Portfolio
------------------------------
1999.................    $   39,972      0.95%          0.84 %         0.95%          0.84 %      927.02%
1998.................        22,286      1.00%          0.67 %         1.47%          0.20 %      635.10%
1997(2)..............         1,560      1.00%*         1.91 %*        8.04%*        (5.13)%*      68.93%+

------------------------
PBHG Select 20 Portfolio
------------------------
1999.................    $  753,572      1.05%         (0.46)%         1.05%         (0.46)%      139.05%
1998.................       317,926      1.20%         (0.18)%         1.21%         (0.19)%       48.79%
1997(3)..............         7,617      1.20%*         0.51 %*        3.36%*        (1.65)%*      18.53%+

------------------------------
PBHG Small Cap Value Portfolio
------------------------------
1999.................    $   43,484      1.20%         (0.20)%         1.29%         (0.29)%      277.95%
1998.................        44,040      1.20%         (0.15)%         1.46%         (0.41)%      293.90%
1997(2)..............         9,321      1.20%*         1.40 %*        3.63%*        (1.03)%*      41.14%+

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------
1999(4)..............    $1,635,448      1.09%         (0.64)%         1.09%         (0.64)%      273.76%
1998.................        32,493      1.20%         (0.55)%         1.56%         (0.91)%      264.58%
1997(1)..............         9,117      1.20%*         0.37%*         5.09%*        (3.52)%*      69.34%+

----------
* Annualized.
+ Total return and portfolio turnover have not been annualized.
(1) The PBHG Growth II and PBHG Technology & Communications Portfolios commenced operations on April 30, 1997.
(2) The PBHG Large Cap Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.
(3) The PBHG Select 20 Portfolio commenced operations on September 25, 1997.
(4) Per share calculations were performed using average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
As of December 31, 1999

1.   ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio or the Mid-Cap Value Portfolio, whose financial statements are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1999, the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                                Percentage of          Number of
         Portfolio            Outstanding Shares  Insurance Companies
---------------------------   ------------------  -------------------
Growth II Portfolio                77%, 19%                2
Large Cap Value Portfolio            100%                  1
Select 20 Portfolio                   99%                  1
Small Cap Value Portfolio            100%                  1
Technology &
 Communications Portfolio             97%                  1


2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1999, primarily attributable to certain net operating losses which, for tax purposes, have been used to offset net short-term capital gains, have been reclassified to the accumulated net realized gains:

Growth II Portfolio                       $  175,497
Select 20 Portfolio                       $1,978,701
Small Cap Value                           $   84,751
Technology & Communications Portfolio     $2,459,442

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio which commenced operations on December 1, 1998, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational

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[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Select 20 and Technology & Communications Portfolios' average daily net assets, 0.65% of the Large Cap Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Select 20 Small Cap Value and Technology & Communications Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1999, the amount of advisory fees waived and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

Growth II Portfolio                                  $ 50,092
Large Cap Value Portfolio                            $ 38,297
Small Cap Value Portfolio                            $117,350

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-advisor to the Large Cap Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Large Cap Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Distribution Co. (the "Distributor") a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997, pursuant to which the Distributor serves as principal underwriter for the Company. The Distributor receives no compensation for serving in such capacity.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the first $2.5 billion of the average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Adviser has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. Listed below are the amounts the Liquidity Desk received for its services from each portfolio for the year ended December 31, 1999.

Growth II Portfolio                                   $ 3,168
Large Cap Value Portfolio                             $ 1,147
Select 20 Portfolio                                   $23,014
Small Cap Value Portfolio                             $   733
Technology & Communications
 Portfolio                                            $16,280

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolios. For the year ended December 31, 1999, PBHG Fund Services was paid $8,400 each by the Growth II, Large Cap Value, Select 20, Small Cap Value and Technology & Communications Portfolios for shareholder services.

[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the year ended December 31, 1999 were as follows:

                                                Purchases     Sales
                                                  (000)       (000)
                                                ---------   ---------
Growth II Portfolio                               195,179     104,961
Large Cap Value Portfolio                         348,513     333,377
Select 20 Portfolio                               608,324     544,045
Small Cap Value Portfolio                         111,825     119,217
Technology & Communications Portfolio           1,870,952   1,078,301

At December 31, 1999 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

During 1999 the following Portfolios utilized capital loss carryforwards to offset capital gains.

Growth II Portfolio                                         1,453,740
Select 20 Portfolio                                         8,784,299
Small Cap Value Portfolio                                     565,282
Technology & Communications Portfolio                       1,692,199

As of December 31, 1999 there were no temporary or permanent differences.

The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at December 31, 1999 were as follows:

                                                                 Net
                                                              Unrealized
                               Unrealized     Unrealized    Appreciation/
                              Appreciation   Depreciation   (Depreciation)
                                 (000)          (000)           (000)
                              ------------   ------------   --------------
Growth II Portfolio              47,245          2,480          44,765
Large Cap Value Portfolio         1,161          1,117              44
Select 20 Portfolio             376,086            622         375,464
Small Cap Value Portfolio         7,220          2,047           5,173
Technology &
 Communications Portfolio       650,562         17,395         633,167

5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to certain of the funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of .08% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. No Portfolio had an outstanding borrowing at December 31, 1999. Listed below are the Portfolios which had an outstanding balance during the year ended December 31, 1999:

                                           Weighted
                               Maximum      Average     Daily Weighted
                                Amount    Outstanding      Average
                               Borrowed     Balance     Interest Rate
                               --------   -----------   --------------
Large Cap Value Portfolio      $300,000     $ 3,014         5.06%
Small Cap Value Portfolio      $900,000     $18,904         5.79%

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
  OF THE PBHG INSURANCE SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of PBHG Small Cap Value Portfolio and PBHG Large Cap Value Portfolio, and the statements of net assets of PBHG Growth II Portfolio, PBHG Technology & Communications Portfolio, and PBHG Select 20 Portfolio (five of the portfolios, each hereafter referred to as a Fund, constituting the PBHG Insurance Series Fund Inc.,) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 4, 2000


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[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 1999 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1999, the Portfolios are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                   (A)             (B)             (C)           (D)
                                                   NET          ORDINARY
                                              CAPITAL GAINS      INCOME           TOTAL
                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS    QUALIFYING
FUND                                           (TAX BASIS)     (TAX BASIS)     (TAX BASIS)    DIVIDENDS(1)
----                                          -------------   -------------   -------------   ------------
Growth II Portfolio..........................        0%              0%              0%             0%
Large Cap Value Portfolio....................        0%            100%            100%             5%
Select 20 Portfolio..........................        0%              0%              0%             0%
Small Cap Value Portfolio....................        0%              0%              0%             0%
Technology & Communications Portfolio........        0%              0%              0%             0%

 1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

 * Items (A) and (B) are based on a percentage of each Portfolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of each Portfolio.

None of the Portfolios qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS

    A special meeting of the shareholders of the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), a series of the PBHG Insurance Series Fund, Inc. (the "Fund") was held on November 2, 1999 to vote on the following matters:

    1. To amend the fundamental investment restrictions of the Portfolio to change the Portfolio's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified investment company to a non-diversified investment company ("Proposal 1"). With respect to Proposal 1, of the number of shares voted, 93.75% voted for the proposal, 2.92% voted against the proposal, and 3.33% abstained.

    2. To amend the fundamental investment restrictions of the Portfolio to permit the Portfolio to concentrate its investments in an industry or group of industries in the technology & communications sectors of the markets ("Proposal 2"). With respect to Proposal 2, of the number of shares voted, 94.66% voted for the proposal, 2.33% voted against the proposal, and 3.01% abstained.

                                     [LOGO]

                        PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.
                                    Oaks, PA